Exhibit 99.1

2019 Member and Independent Director Election Results

FHLBank Topeka (FHLBank) is pleased to announce the results of the 2019 Member and Independent Director Election. Elections for Member Directorships were conducted in Kansas and Oklahoma and an election for one Independent Directorship was conducted district-wide. Please find the official report of election below. Four directors were elected to FHLBank’s board of directors:

Independent Director Election

•	Holly Johnson, Secretary of the Department of Treasury for the Chickasaw Nation (Independent Director)

Member Director Election

•	Craig A. Meader, Chairman/CEO, First National Bank of Kansas, Burlington, Kansas (Member Director)
•	Donald R. Abernathy, President & CEO, The Bankers Bank, Oklahoma City, Oklahoma (Member Director)
•	G. Bridger Cox, Chairman and President, Citizens Bank & Trust Company, Ardmore, Oklahoma (Member Director)

Ms. Johnson became a director of FHLBank in 2016. Ms. Johnson is Secretary of the Department of Treasury for the Chickasaw Nation and is a Certified Public Accountant.

Mr. Cox became a director of FHLBank in 2011. Mr. Cox currently serves as Chairman and President of Citizens Bank & Trust Company in Oklahoma City, Oklahoma.

Mr. Abernathy previously served as a director from 2017-2018. He currently serves as President and CEO of The Bankers Bank in Oklahoma City, Oklahoma.

Mr. Meader is a new director. He currently serves as Chairman/CEO of First National Bank of Kansas in Burlington, Kansas.

Pursuant to the Federal Home Loan Bank Act, as amended, and Federal Housing Finance Agency regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. To be eligible to serve as a Member Director, an individual must be a citizen of the United States and an officer or director of a member financial institution in that particular state that meets all minimum capital requirements. The remaining directors, known as Independent Directors and which include Public Interest Directors, must be citizens of the United States and bona fide residents of FHLBank’s district. To be elected, Independent Directors are required to receive at least 20 percent of the number of votes eligible to be cast in the election. Ms. Johnson received the required number of votes to be elected, receiving 46.9 percent of the votes eligible to be cast. Each of the directors-elect will serve four-year terms beginning January 1, 2020 and expiring on December 31, 2023.

Questions about director elections should be directed to Matt Koupal, FVP, Associate General Counsel, Director of Legal Services and Compliance, Corporate Secretary, at 785.478.8080, or matt.koupal@fhlbtopeka.com.

2019 FEDERAL HOME LOAN BANK OF TOPEKA

MEMBER AND INDEPENDENT DIRECTOR ELECTION RESULTS

MEMBER DIRECTOR ELECTIONS

Kansas

Total number of eligible votes per directorship: 764,452

Eligible voting members: 228

Total number of members voting: 152

Elected – Craig A. Meader, Chairman/CEO, First National Bank of Kansas, Burlington, Kansas (Member Director)

Expiration of Term – December 31, 2023

Total number of votes cast for Mr. Meader: 292,805

Leonard R. Wolfe, President/Chairman of the Board, United Bank & Trust, Marysville, Kansas

Total number of votes cast for Mr. Wolfe: 269,770

Oklahoma

Total number of eligible votes per directorship: 888,612

Eligible voting members: 196

Total number of members voting: 100

Elected – Donald R. Abernathy, President & CEO, The Bankers Bank, Oklahoma City, Oklahoma

Expiration of Term – December 31, 2023

Total number of votes cast for Mr. Abernathy: 523,263

Elected – G. Bridger Cox, Chairman and President, Citizens Bank & Trust Company, Ardmore, Oklahoma

Expiration of Term – December 31, 2023

Total number of votes cast for Mr. Cox: 507,108

Johnny O’Hare, President and CEO, Cherokee Strip Credit Union, Ponca City, Oklahoma

Total number of votes cast for Mr. O’Hare: 60,384

INDEPENDENT DIRECTOR ELECTION

Tenth District

Total number of eligible votes per directorship: 2,841,577

Eligible voting members: 721

Elected – Holly Johnson, Secretary of the Department of Treasury for the Chickasaw Nation

Total Votes Cast for Ms. Johnson: 1,332,386

Total Number of Members Voting for Ms. Johnson: 317

Public Interest Director: No

Qualifications: Ms. Johnson has demonstrated experience in and knowledge of auditing and accounting, financial management, organizational management, project development and risk management practices.

Expiration of Term: December 31, 2023